                                                                    EXHIBIT (iv)
                                                                    ------------










                                  RULES OF THE
                                  ------------

                                PITNEY BOWES U.K.
                               ------------------

                                STOCK OPTION PLAN
                               ------------------


              Amended and Restated: Effective as of January 1, 1999

                     THE PITNEY BOWES U.K. STOCK OPTION PLAN
                     ---------------------------------------


                                TABLE OF CONTENTS
                                -----------------


                                                                            PAGE

PURPOSE AND INTRODUCTION...................................................... 4

1.    INTERPRETATION.......................................................... 5

      Committee .............................................................. 5
      Company ................................................................ 5
      Date of Grant .......................................................... 5
      Directors .............................................................. 5
      Eligible Employee ...................................................... 5
      Fair Market Value ...................................................... 5
      Issue or Reorganization ................................................ 5
      Option ................................................................. 5
      Participant ............................................................ 5
      Participating Company .................................................. 5
      Plan ................................................................... 6
      Share .................................................................. 6
      Subscription Price ..................................................... 6
      Termination of Employment .............................................. 6

2.    ELIGIBILITY ............................................................ 6

3.    GRANT OF OPTIONS ....................................................... 6

4.    OPTION CASH OUT ........................................................ 7

5.    TERMS AND CONDITIONS OF OPTIONS ........................................ 8

      (a)  Non-Transferability ............................................... 8
      (b)  Exercise of Options
          (i)   Times and Meth8d of Exercise ................................. 8
          (ii)  Period of Exercise ........................................... 8
               (A)  Death, Disability or Retirement........................... 8
               (B)  Termination for Reasons Other Than Death,
                    Disability and Retirement ................................ 9
               (C)  Sale of Business ......................................... 9
               (D)  Conditions Imposed on Unvested Options....................10
               (E)  Forfeiture for Gross Misconduct ..........................10
               (F)  Vesting ..................................................10
               (G)  Rights on Dismissal ......................................11

                                                                            PAGE

6.    ISSUE OR REORGANIZATION...............................................  11

7.    CHANGE OF CONTROL.....................................................  11

8.    ADMINISTRATION........................................................  13

9.    AMENDMENT OF OPTIONS..................................................  13

10.   AMENDMENT AND TERMINATION OF PLAN.....................................  14

11.   CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES..................  14

12.   GOVERNING LAW.........................................................  14

13.   GENERAL PROVISIONS....................................................  14

APPENDIX A - APPROVED OPTIONS ..............................................  16

I.    PURPOSE AND SCOPE.....................................................  16

II.   INTERPRETATION
      Act...................................................................  16
      Approved Option.......................................................  16
      Company Share.........................................................  16
      Eligible Employee.....................................................  16
      Participating Company.................................................  16

III.  APPROVED OPTIONS......................................................  16

IV.   NON APPLICABILITY OF CERTAIN PROVISIONS...............................  16

V.    RESTRICTIONS ON THE EXERCISE OF OPTIONS...............................  17

VI.   EXERCISE OF APPROVED OPTIONS IN THE CASE OF DEATH ....................  17

VII.  ISSUE OR REORGANIZATION...............................................  17

VIII. AMENDMENT OF PLAN.....................................................  18

IX.   APPLICABILITY OF PRIOR PLAN UNTIL INLAND REVENUE
      APPROVAL OF NEW PLAN .................................................  18

                                                                            PAGE

X.    ISSUE OR TRANSFER OF SHARES .........................................   18

      APPROVED STOCK OPTION AWARD .........................................   19

                    THE PITNEY BOWES U.K. STOCK OPTION PLAN
                    ---------------------------------------

                            PURPOSE AND INTRODUCTION
                            ------------------------

The purpose of the Pitney Bowes U.K. Stock Option Plan is (i) to make Options available to certain employees of Pitney Bowes Ltd, Pitney Bowes Finance plc and Pitney Bowes Management Services Ltd. and related companies who can make a substantial contribution to the success of one or more of the above companies and (ii) to enhance the ability of the above companies to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the business of Pitney Bowes depend.

The Plan was established in 1986 and has been amended from time to time over the years. The Plan was originally established as an Approved Scheme but was amended on 22nd January, 1997 to permit the granting of Unapproved Options, along with Approved Options. The current plan restatement continues to permit the Company in its discretion to grant Approved Options and Unapproved Options under the Plan. Appendix A of the Plan contains rules specifically applicable to Approved Options. The plan name was changed in 1998 from the Pitney Bowes Inc. U.K. Executive Stock Option Plan (1986) to the current plan name to reflect that the group of eligible employees had been broadened to include non-executives.

The effective date of the restatement is January 1, 1999, meaning that the provisions of the restatement apply to all outstanding options as of January 1, 1999 unless otherwise indicated. The restated Plan shall not be effective as to any outstanding or future grants of Approved Options until the restated Plan has been approved by Inland Revenue.

                    THE PITNEY BOWES U.K. STOCK OPTION PLAN
                    ---------------------------------------



1. INTERPRETATION

     (a) The following words and expressions have the following meanings. Certain capitalized but undefined terms appearing in this Rule 1 shall have the meanings defined in Appendix A of the Plan:

          "Committee"         A committee of not less than three Directors who
                              shall be appointed, from time to time, by the Directors;

          "Company"           Pitney Bowes Inc., a company incorporated under
                              the laws of the State of Delaware, U.S.A.;

          "Date of Grant"     The date on which the Directors resolve to grant
                              an Option in accordance with applicable terms of the Plan;

          "Directors"         The Board of Directors of the Company for the
                              time being;

          "Eligible
           Employee"          Any person holding employment who is an employee
                              or full-time director of the Company or any Participating Company provided that no Termination of Employment has occurred. For purposes of this definition, "full-time" shall mean that the director is required to work for not less than 25 hours per week;

          "Fair Market
           Value" The mean of the high and low price of a Share on the date as of which the value is to be determined, as reported in the New York Stock Exchange Composite Transactions listing in the Wall Street Journal;

          "Issue or
           Reorganization"    Any capitalization issue or rights issue, stock
                              dividend or stock split, or any consolidation, sub-division or reduction of capital by the Company (other than the redemption or purchase by the Company of any capital);

          "Option" The right granted or to be granted hereunder to a Participant on any particular Date of Grant to subscribe for Shares in accordance with the Rules of the Plan;

          "Participant"       Any person who has been granted an Option which
                              has not lapsed in accordance with the provisions of

                              Rule 5(b)(ii) hereof and includes, where the context so permits, the legal personal representatives of any such person;

          "Participating
           Company" Any company which the Directors from time to time determine shall participate in the Plan;

          "Plan" This plan, being the Pitney Bowes U.K. Stock Option Plan, in its present form or with and subject to any amendment thereto effected in accordance with the Rules;

          "Share" A unit of Common Stock in the capital of the Company.

          "Subscription
           Price" The price for the subscription of a Share comprised in any Option which is not less than the higher of:

                             (i)  the nominal value of a Share, and

                             (ii) 100% of the Fair Market Value of a Share on
                                  the Date of Grant of such Option.

                              The Subscription Price shall be expressed in United States dollars in the Option award agreement.

          "Termination of
           Employment"        The last day on which the Participant actively
                              perform services (whether voluntarily or involuntarily) for the Company and any Participating Company

          (b) Words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine;


 2. ELIGIBILITY
    -----------

     No person shall be entitled as of right to participate in the Plan. Subject to applicable law and provisions of the Plan, the Committee shall in their absolute discretion decide from time to time which Eligible Employee shall have the opportunity to participate in the Plan and the extent of the participation.

3.  GRANT OF OPTIONS
    ----------------

     (a) The Committee shall select those Eligible Employees to whom Options will be granted, and shall determine for such Options the number of Shares which may be subscribed for, the Subscription Price, the vesting schedule and any other terms of such Options. The Directors shall have the final authority to grant Options. A Participant who accepts the grant of an Option and the terms thereof shall send written notice of such acceptance to the Company, if the Company has indicated that it requires such written acceptance.

     (b) All Options granted under the Plan shall be subject to the terms and conditions of the Plan contained herein and shall be in such form as the Committee may determine.

4. OPTION CASH OUT
   ---------------

(a) If a Participant tenders a notice of exercise of an Option, a cash sum may be paid to the Participant in lieu of allotment and issue or transfer of Shares. Such cash sum shall be equal to the amount by which the Fair Market Value of the Shares as of the date of exercise for which the notice of exercise was given exceeds the aggregate Subscription Price of those Shares. For purposes of this Rule 4, the Fair Market Value of Shares on which an Option is granted shall first be determined in United States Dollars on the exercise date and shall then be converted to British Pounds Sterling using the World Rate published in the Wall Street Journal as reported on or most recently before the exercise date to determine the cash sum amount, prior to withholding taxes. If payment is made pursuant to this clause to a Participant, he shall have no further rights in respect of the Shares for which the notice of exercise was given.

(b) The Company and any Participating Company shall be entitled to deduct and/or withhold and/or account to the proper authorities for any tax, national insurance contributions or other social security contribution which it is required to deduct and/or withhold and/or account for under any system for deduction of tax or such contributions at source (such as pay-as-you earn). The Company and Participating Company shall ensure that the amount of tax to which this sub-clause applies shall be the amount which is properly attributable, to and does not exceed, the tax liability on the benefit(s) to the Participant from participation in the Plan.

5.  TERMS AND CONDITIONS OF OPTIONS
    -------------------------------
     (a)  Non-transferability
          -------------------

          No Option granted under the Plan may be transferred, assigned, charged or otherwise alienated other than due to death.

     (b)  Exercise of Options
          -------------------

          With respect to Options granted hereunder, the Committee shall take the following actions:

          (i) Times and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; in no event, however, shall the period for exercising an Option extend more than 10 years from the Date of Grant. The Committee shall also determine the method or methods by which options may be exercised, and the form or forms (`including without limitation, cash, Shares, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price), in which payment of the exercise price with respect thereto may be made or deemed to have been made.

          (ii) Period of Exercise. Options granted hereunder shall be exercisable only as specified below:

          (A)  Disability, Death and Retirement. Options Granted On Or After
               ---------------------------------
               January 1, 1999. If a Participant becomes disabled, dies or retires, any outstanding Option granted to such a Participant on or after January 1, 1999, whether or not full or partial vesting has occurred with respect to such Option at the time of the disability, death or retirement, shall be exercisable during the ten (10) year period beginning on the Date of Grant (or during such shorter period if the original term is less than ten (10) years) even though the disability, death or retirement occurs prior to the last day of such option term. Any vesting requirements under the Option shall be deemed to be satisfied as of the date of disability, death or retirement.

               Options Granted Prior To January 1, 1999. If a Participant becomes disabled, dies or retires, any outstanding Option granted to a Participant prior to January 1, 1999, whether or not full or partial vesting has occurred with respect to such Option at the time of the disability, death or retirement, shall be exercisable for four (4) years (or during such shorter period if the remaining term of the Option is less than four (4) years) following the disability, death or retirement unless the Committee has in its sole discretion established a special exercise period following the occurrence of such events. Any vesting requirements under the Option shall remain in effect during the exercise period following the Participant's disability, death or retirement.

               For purposes of the Plan, a Participant shall be considered to be "disabled' on the date he or she is determined to be totally disabled under the procedures and provisions of the Pitney Bowes U.K. Pension Fund, irrespective of whether the Participant is eligible for disability benefits under the Pension Plan. In addition, for purposes of the Plan, a Participant shall be considered to retire on the date he terminates employment on or after attainment of age 55 with at least 10 years of completed service with the Company and its subsidiaries. In the case of death, an Option may be transferred to the executor or personal representative of the Participant's estate or the Participant's heirs by will or the laws of descent and distribution.

          (B)  Termination for Reasons Other Than Death, Disability
               ----------------------------------------------------
               or Retirement. If a Participant incurs a Termination of
               -------------
               Employment for reasons other than death, disability or retirement, any vested, unexercised portion of an Option that is at least partially vested at the time of the Termination of Employment shall lapse in its entirety if not exercised by the Participant within three (3) months of the Termination of Employment, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). Any portion of such partially vested Option that is not vested at the time of Termination of Employment shall lapse unless the Committee has in its sole discretion established that a Participant may continue to satisfy the vesting requirements beyond the date of his Termination of Employment. Any outstanding Option granted to a Participant who incurs a Termination of Employment other than for death, disability or retirement, for which no vesting has occurred at the time of the termination shall lapse on the date of termination and the Committee shall have no discretion to extend the exercise period of such Option.

          (C)  Sale of Business.   In the event the "business unit," (defined as
               -----------------
               a division, subsidiary, unit or other delineation that the Committee in its sole discretion may determine) for which the Participant performs substantially all of his or her services is assigned, sold, outsourced or otherwise transferred, including an asset, stock or joint venture transaction, to an unrelated third party such that after such transaction the Company owns or controls directly or indirectly less than 51% of the business unit, the affected Participant shall become 100% vested in all outstanding Options as of the date of the closing of such transaction, whether or not fully or partially vested, and such Participant shall be entitled to exercise such Options during the three (3) months following the closing of such transaction, unless the Committee has in its sole discretion established an additional exercise period (but in any case not longer than the original option term). All Options which are unexercised at the end of such three (3) months shall automatically lapse.

          (D)  Conditions Imposed on Unvested Options.  Notwithstanding the
               --------------------------------------
               foregoing provisions describing the additional exercise periods for Options upon Termination of Employment, the Committee may in its sole discretion condition the right of a Participant to exercise any portion of a partially vested Option for which the Committee has established an additional exercise period on the Participant's agreement to adhere to such conditions and stipulations which the Committee may impose, including, but not limited to, restrictions on the solicitation of employees or independent contractors, disclosure of confidential information, covenants not to compete, refraining from denigrating through adverse or disparaging communication, written or oral, whether or not true, the operations, business, management, products or services of the Company and any related companies or entities or its current or former employees and directors, including without limitation, the expression of personal views, opinions or judgments. The unvested Options of any Participant for whom the Committee has given an additional exercise period subject to such conditions subsequent as set forth in this Rule 5(b)(ii)(D) shall immediately lapse upon a breach of such conditions.

          (E)  Forfeiture for Gross Misconduct.  Notwithstanding anything to the
               --------------------------------
               contrary herein, any Participant who engages in Gross Misconduct, as defined herein, (including any Participant who may otherwise qualify for disability or retirement status) shall forfeit all outstanding, unexercised Options, whether vested or unvested, as of the date such Gross Misconduct occurs. For purposes of the Plan, Gross Misconduct shall be defined to mean (i) the Participant's conviction of a serious crime in connection with the performance or nonperformance of the Participant's duties or
               (ii) the Participant's willful and gross misconduct in the performance of his duties of employment or willful act or failure to act in a way that results in material injury to the business or reputation of the Company and any related companies or entities or employees of the Company and any related companies or entities.

          (F)  Vesting. For purposes of the Plan, any reference to the "vesting"
               -------
               of an Option shall mean any events or conditions which, if satisfied, entitle a Participant to exercise an Option with respect to all or a portion of the shares covered by the Option. The complete vesting of an Option shall be subject to Rule 5(b)(ii)(E) hereof.

               Such vesting events or conditions may be set forth in the notice of grant or determined by the Committee.

          (G)  Rights on Dismissal.  In the event of his being dismissed by the
               -------------------
               Company or any Participating Company, a Participant shall not be entitled to damages by reason of any cessation of or alteration to his rights or expectations under the Plan arising from such dismissal.

6.  ISSUE OR REORGANIZATION
    -----------------------

     In the event of any Issue or Reorganization the number and/or class of Shares subject to Options and/or the relevant Subscription Prices shall be appropriately adjusted in such manner as the Committee shall determine to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan provided that the Subscription Price of a Share shall never be less than its nominal value.

7.  CHANGE OF CONTROL
    -----------------

     Notwithstanding anything in the Plan to the contrary, the following shall apply:

     (a) In the event of a Change of Control (as defined below), all Options outstanding immediately before such Change of Control shall become immediately exercisable to their fullest extent regardless of any vesting schedule, including Options granted less than one year prior to such Change of Control.

     (b) If a Participant incurs a Termination of Employment within two years after a Change of Control, all outstanding Options held by him, even if granted less than one year before termination, and including those accelerated upon Change of Control, shall continue to be exercisable for a period of two years after such Termination of Employment, provided that nothing contained in this Paragraph shall extend any stock option granted beyond the expiration date pursuant to Rule 5
          (b)(i) hereof.

     (c)  "Change of Control. shall mean the following events:

          (i) there is an acquisition, in any one transaction or a series of transactions, other than from Pitney Bowes Inc., by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of beneficial ownership (within the meaning of Rule 13(d)(3) promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of Pitney Bowes Inc. entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by Pitney Bowes Inc. or any of its subsidiaries, or any employee benefit plan (or related trust) of Pitney Bowes Inc. or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of Pitney Bowes Inc. immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of Pitney Bowes Inc. entitled to vote generally in the election of directors, as the case may be; or

         (ii) individuals who, as of September 9, 1996, constitute the Board (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to September 9, 1996, whose election, or nomination for election by Pitney Bowes' shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Pitney Bowes Inc. (as such terms are used in Rule 14(a)(11) or Regulation 14A promulgated under the Exchange Act); or

          (iii) there occurs either (A) a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of Pitney Bowes Inc. immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or (B) an approval by the shareholders of Pitney Bowes Inc. of a complete liquidation or dissolution of Pitney Bowes Inc. or of the sale or other disposition of all or substantially all of the assets of Pitney Bowes Inc.

     These "Change of Control" provisions only apply if Pitney Bowes Inc. is subject to a "Change of Control". They do not apply to employees of a Pitney Bowes subsidiary if that subsidiary is subject to a "Change of Control".

8.  ADMINISTRATION
    --------------

     (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:

          (i)   designate Eligible Employees;

          (ii) determine the terms and conditions under which Options are to be granted;

          (iii) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other securities, or other property, or to what extent, and under what circumstances options may lapse or may be canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended;

          (iv) interpret and administer the Plan and any instrument or agreement relating to the Plan, including any notice of grant;

          (v) establish, amend, suspend, or reconcile such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

          (vi) carry out such additional duties or exercise such additional rights as may be delegated to the Committee by the Directors; and

          (vii) make any other determination and take any other action that the Committee may deem necessary or desirable for the administration of the Plan.

     (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons, including the Company, Participating Companies, any Participant, any holder or beneficiary of any Option and any employee or director of the Company or Participating Company.

9.  AMENDMENT OF OPTIONS
    --------------------

     (a) Subject to (b) below, the Committee may at any time and from time to time by resolution signed by the Committee and without other formality amend any terms or, waive any conditions or rights under, alter, suspend, discontinue, cancel or terminate any Option granted hereunder in any respect except to reduce the Subscription Price below the Subscription Price at the time of grant, without the consent of the stockholders of the Company and of the Participant;

     (b) No amendment shall operate to prejudice materially any rights already acquired by a Participant under the Plan or under a particular Option grant.

10.  AMENDMENT AND TERMINATION OF PLAN
     ----------------------------------

     The Committee may at any time amend, alter, suspend, discontinue or terminate the Plan without the consent of any stockholder or Participant; provided that any such amendment, alteration, suspension, discontinuation or termination that would operate to prejudice materially the rights of any affected Participant shall not be effective without the approval of the Participant; and provided further that the Plan may not be amended to provide for repricing of Options previously issued under the Plan without stockholder approval. In the event the Plan is suspended, discontinued or terminated, no further grants will be made hereunder.

11.  CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES
     -----------------------------------------------------

     The Committee may correct any defect, supply any omission, or reconcile any inconsistency in any Option grant or Plan rule in the manner and to the extent it shall deem desirable to carry the Plan into effect.

12.  GOVERNING LAW
     -------------

     The Rules shall be governed by the laws of England.

13.  GENERAL PROVISIONS
     ------------------

     (a) No Right to Option. No Employee, Participant or other Person shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Eligible Employees, Participants, or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each recipient.

     (b) Withholding. The Company or any Participating Company shall be authorized to withhold from any Option granted or any payment due or transfer made under any Option, an amount (in cash, Shares, other securities, or other property) of taxes, national insurance contributions or other social security contribution due in respect of an Option, its exercise, or any payment or transfer under such Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

     (c) No Limit on Other Compensation Agreements. Nothing contained in the Plan shall prevent the Company or any Participating Company from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company and further grants of Options under the Plan are made on a purely discretionary basis and Eligible Employees and Participants shall not have a vested right to receive Option grants hereunder.

     (e) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or enforceable in any jurisdiction, or as to any optionee or Option or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, optionee, or Award and the remainder of the Plan and any such Option shall remain in full force and effect.

     (f) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (g) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (h) Plan Expenses. The cost of the operation of the Plan (including but not limited to the costs relating to the issue of Shares upon the exercise of Options) shall be borne by the Company.

     (i) Term of Plan. No Option shall be granted under the Plan after May 31, 2006. However, unless otherwise expressly provided in the Plan or in an applicable notice of grant, any Option theretofore granted may extend beyond such date, and the authority of the Committee hereunder to amend, alter, adjust, suspend, discontinue, or terminate any such Option, or waive any conditions or rights under any such Option in accordance with the terms of the Plan shall extend beyond such date.

                          APPENDIX A - APPROVED OPTIONS
                          -----------------------------


I.  PURPOSE AND SCOPE
    ------------------

The purpose of this Appendix A is to set forth Rules that apply specifically and only to Approved Options. All other Rules of the Plan not appearing in Appendix A shall also apply to Approved Options, except where expressly superseded by a specific Rule in Appendix A.

II.  INTERPRETATION
     --------------

     (a) For purposes of this Appendix A, the following words and expressions have the indicated meanings. Capitalized terms not defined in Appendix A are already defined in Rule 1 of the Plan and shall have the meanings set forth in such Rule 1. References to legislation shall be to legislation enacted in the United Kingdom:

     "Act"          The Income and Corporation Taxes Act of 1988;

     "Approved
      Option"       An Option granted under a share option scheme approved under
                    Schedule 9 of the Act;

     "Company Share" A Share which satisfies the conditions of paragraphs 10 to 14 of Schedule 9 of the Act.

     "Eligible      Employee" Has the same meaning set forth in the Rules except that for the purposes of Appendix A, it excludes any person precluded from participating by paragraph 8 of Schedule 9.

     "Participating
      Company" The Company and all "subsidiaries" incorporated in United Kingdom which are under the "control" of the Company, the terms subsidiaries" and "control" having the same respective meanings as defined in the Act.

     (b) Words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine;

     (c) Other words or expressions, so far as not inconsistent with the context, shall have the same meanings as in Schedule 9 of the Act.

III.  APPROVED OPTIONS
      ----------------

     (a) Any Option granted as an Approved Option shall specifically be made subject to paragraphs (b) & (c) of this Rule III.

     (b) The aggregate market value of shares which an Eligible Employee may acquire in pursuance of rights obtained (and not exercised) under an Approved Option granted under the Plan or under any other Approved

          Scheme (other than a savings-related share option scheme) established by the Company or by any other associated company of the Company (within the meaning of s. 187 (2) of the Act), such aggregate market value being determined at the time the rights are obtained, shall not exceed (Pounds)30,000 or such other amount as may from time to time be the appropriate limit for the purpose of paragraph (28)(1) of Schedule 9 of the Act.

     (c) In order to calculate the amount set out in Rule III(b) hereof, the Subscription Price of each Option shall be converted by the Committee from United States Dollars into British Pounds Sterling by reference to the World Rate published in the Wall Street Journal as reported on or most recently before the Date of Grant.

IV.  NON APPLICABILITY OF CERTAIN PROVISIONS
     ---------------------------------------

Rule 4 and 13(b) of the Plan shall not apply to Approved Options. Rules 5(b)(ii)(C) and (E) shall only apply to Approved Options granted on or after January 1, 1999 and only after approval of the restated Plan by Inland Revenue. Rule 5(b)(F) applies to Options granted under this Appendix A, except that the last sentence of the Rule shall be replaced by the following:

     "Such vesting events or conditions must be set forth in the notice of grant."

V.  RESTRICTIONS ON THE EXERCISE OF OPTIONS
    ---------------------------------------

Notwithstanding anything to the contrary in Rule 5(b)(ii) of the Plan, an Approved Option granted under the Plan shall not be exercised by a Participant at any time when he is ineligible to participate by virtue of paragraph 8 of
Schedule 9 of the Act.

VI.  EXERCISE OF APPROVED OPTIONS IN THE CASE OF DEATH
     -------------------------------------------------

Notwithstanding anything to the contrary in Rule 5(b)(ii)(A) of the Plan, an Approved Option shall only be exercisable by the Participant's personal representative during the one year period following the Participant's death.

VII.  ISSUE OR REORGANIZATION
      -----------------------

     Rule 6 of the Plan shall be modified with respect to Approved Options such that;

     (1) no adjustment to an Approved Option on account of an Issue or Reorganization shall be made without the prior approval of the Board of the Inland Revenue;

     (2) and the class of shares subject to Approved Options shall not be altered unless following such alteration, the shares would comply with paragraphs 10 to 14 of Schedule 9 of the Act.

VIII.  AMENDMENT OF PLAN
       -----------------

Notwithstanding anything to the contrary in Rules 9 and 10 of the Plan, no material amendment of the Plan affecting Approved Options shall become effective without the prior approval of the Board of Inland Revenue and the Committee may at any time and from time to time by resolution and without other formality amend the Plan so as to secure or maintain approval under Schedule 9 of the Act.

IX.  APPLICABILITY OF PRIOR PLAN UNTIL INLAND REVENUE APPROVAL OF NEW PLAN
     ---------------------------------------------------------------------

Approved Options granted under the Prior Plan document which was to expire on December 31, 2001 shall be governed by the terms and conditions of such Prior Plan document until the current restated plan document is approved by Inland Revenue. The provisions of the restated plan document governing Approved Options shall be adopted by the Board as soon as practicable following approval by Inland Revenue. For purposes of this Rule IX, the term "Prior Plan" shall mean the plan document (as amended and restated) in effect prior to January 1, 1999.

X.  ISSUE OR TRANSFER OF SHARES
    ---------------------------

Within 30 days if the date of exercise, the Shares in respect of which the Option has been exercised, shall be allotted and issued or, if appropriate, transferred to the Participant or as he may direct.